SCHEDULE 14A INFORMATION
                            ------------------------

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                        RAPTOR NETWORKS TECHNOLOGY, INC.
   --------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

   --------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

   --------------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

   --------------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4.   Proposed maximum aggregate value of transaction:

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     5.   Total fee paid:

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[_]  Fees paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

   --------------------------------------------------------------------------

     2.   Form, Schedule or Registration Statement No.:

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     3.   Filing Party:

   --------------------------------------------------------------------------

     4.   Date Filed:

                        Raptor Networks Technology, Inc.

                             1241 E. Dyer, Suite 150
                           Santa Ana, California 92705

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 9, 2005

To the shareholders of Raptor Networks Technology, Inc.:

     The Annual Meeting of Shareholders of Raptor Networks Technology, Inc. (the "Company") will be held at the Company's executive offices, 1241 E. Dyer, Suite 150, Santa Ana, California 92705, on June 9, 2005 at 8:00 A.M. Pacific Time, for the following purposes:

     1. To elect four persons to serve as directors of the Company (the nominees for election to the Board are named in the attached Proxy Statement, which is part of this Notice);

     2. To approve an amendment to the Company's Articles of Incorporation to increase the authorized level of its common stock;

     3.   To approve the Company's 2005 Stock Plan;

     4. To ratify the appointment of Comiskey & Company, P.C. as the independent public accountants of the Company for the fiscal year ending December 31, 2005; and

     5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on April 6, 2005, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

     All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please sign the enclosed proxy and return it in the enclosed addressed envelope. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the Annual Meeting. If you return your proxy card, you may nevertheless attend the Annual Meeting and vote your shares in person.

                                             By Order of the Board of Directors,

                                             RAPTOR NETWORKS TECHNOLOGY, INC.



                                             /s/ Bob van Leyen
                                             Corporate Secretary

                        Raptor Networks Technology, Inc.

                             1241 E. Dyer, Suite 150
                           Santa Ana, California 92705

                             ----------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 9, 2005

                             ----------------------

                                 PROXY STATEMENT

                            ------------------------

                             SOLICITATION OF PROXIES

     The  accompanying  proxy is  solicited  by the Board of Directors of Raptor
Networks Technology, Inc. (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Company's executive offices at 1241 E. Dyer, Suite 150, Santa Ana, California 92705, on June 9, 2005, at 8:00 A.M. Pacific Time, and at any and all adjournments thereof. Shareholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope or otherwise mail it to the Company. All shares represented by each properly executed and unrevoked proxy received in advance of the Annual Meeting, and that are not revoked, will be voted in the manner specified therein, and if no direction is indicated, "for" each of the proposals described on the proxy card.

     Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by submitting prior to or at the annual meeting a later dated proxy executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

     Any shareholder, who would like to vote in person at the Annual Meeting and owns shares in street name, should inform his/her broker bank of such plans and request a legal proxy from the broker. Such shareholders will need to bring the legal proxy with them to the Annual Meeting and valid picture identification such as a driver's license or passport in addition to documentation indicating share ownership. Such shareholders who do not receive the legal proxy in time should bring with them to the Annual Meeting their most recent brokerage account statement showing that they owned Raptor Networks Technology, Inc., stock as of the record date. Upon submission of proper identification and ownership documentation, the Company will be able to verify ownership of its common stock and admit the shareholder to the Annual Meeting; however, such shareholder will not be able to vote his/her shares at the Annual Meeting without a legal proxy. Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and such shareholder's vote will not be counted unless he/she appears at the Annual Meeting and votes in person.

     The Company's Board of Directors does not presently intend to bring any business before the Annual Meeting other than the proposals referred to in this Proxy Statement and specified in the Notice of Meeting. So far as is known to the Company's Board of Directors, no other matters are to be brought before the meeting. As to any business that may properly come before the meeting, however, it is intended that shares represented by proxies held by management will be voted in accordance with the judgment of the persons voting the shares.

     This Proxy Statement, the accompanying proxy card and the Company's Annual Report are being mailed to the Company's shareholders on or about May 10, 2005. The cost of soliciting proxies will be borne by the Company. The solicitation will be made by mail and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock. Further solicitation of proxies may be made by telephone or oral communications with some shareholders. The Company's regular employees, who will not receive additional compensation for the solicitation, will make such further solicitations.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     Only holders of record of the 32,083,442 shares of the Company's common stock outstanding at the close of business on April 6, 2005, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Each share of common stock is entitled to one vote on all matters to be voted on by shareholders. Under Colorado law, the Company's Articles of Incorporation and the Company's Bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at a meeting of shareholders. Shares of the Company's common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

     An "abstention" is the voluntary act of not voting by a shareholder who is present at a meeting and entitled to vote. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter.

     All proxies delivered to the Company will be counted in determining the presence of a quorum, including those providing for abstention or withholding of authority and those delivered by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters. Assuming a quorum is present, for Proposal No. 1 (the election of directors) the four nominees for director receiving the highest number of affirmative votes will be elected; votes withheld and votes against a nominee have no practical effect. In matters other than election of directors, assuming that a quorum is present, the affirmative votes of a majority of the shares represented and voting at a meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) is required for approval; in such matters, abstentions and broker non-votes are not counted. All other proposals require the affirmative vote of the holders of a majority of the Company's shares present in person or represented by proxy and entitled to vote at the Company's annual meeting. Each shareholder will be entitled to one vote, in person or by proxy, for each share of common stock held of record on the record date. Votes cast at the meeting will be tabulated by the person or persons appointed by the Company to act as inspectors of election for the meeting.

Recommendation of the Company's Board of Directors
--------------------------------------------------

     The Company's Board of Directors recommends that the Company's shareholders vote "for" each of the proposals described in this Proxy Statement and the accompanying Notice of Meeting.

     THE PROPOSALS TO BE VOTED UPON AT THE MEETING ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------

     The following table sets forth, as of March 25, 2005, certain information with respect to the beneficial ownership of the Company's stock by (i) each of the Company's Named Executive Officers, (ii) each of the Company's directors,
(iii) each person known to the Company to be the beneficial owner of more than 5% of each class of the Company's outstanding voting securities, and (iv) all of the Company's directors and executive officers as a group.

                                   Number of Shares of Common    Percent of Common Stock
Name of Beneficial Owner(1)        Stock Beneficially Owned(2)    Beneficially Owned(3)
------------------------           ---------------------------    ---------------------
Thomas M. Wittenschlaeger                 3,000,000                     9.4

Bob van Leyen                               500,000(4)                  1.6

Edwin Hoffman                             2,125,000                     6.6

Ananda Perera                             2,125,000                     6.6

Tarek Obaid
Fininfor Conseil
11 rue du General-Du-Four                 3,099,919 (5)                 9.7
1204 Geneve, Switzerland

Palisades Capital
2224 Main Street
Santa Monica, CA  90405                   2,744,231                     8.6

Marc Shapiro
735 Center St
El Segundo, CA  90245                     1,750,000                     5.5

Albert Wong
14 Morning Dove
Laguna Niguel, CA 92677                     416,667(6)                  1.3

Ken Bramlett
3203 Wynington Drive
Charlotte, NC 28226                               0                      *

Larry L. Enterline
2699 Buford Highway
Buford, GA 30518                                  0                      *

All  executive  officers and
directors as a group (7 persons)          8,166,667(4)                 25.4

* Less than 1%.
--------------------------

(1) Unless otherwise indicated, the address is c/o Raptor Networks Technology, Inc., 1241 E. Dyer Road, Suite 150, Santa Ana, California 92705.

(2) Unless otherwise indicated, to the Company's knowledge, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property and similar laws, where applicable.

(3) Applicable percentage ownership is based on 32,083,442 shares of the Company's common stock outstanding as of March 25, 2005. Any securities not outstanding but subject to options exercisable as of March 25, 2005 or exercisable within 60 days after such date are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock beneficially owned by the person holding such options but are not deemed to be outstanding for the purpose of computing the percentage of common stock beneficially owned by any other person.




                                       -7-






(4) Includes shares of common stock subject to options which were exercisable as of March 25, 2005 or exercisable within 60 days after March 25, 2005, as follows: Mr. van Leyen, 100,000 shares; and all directors and executive officers as a group, 100,000 shares.

(5) Includes 683,463 shares of common stock directly owned by Tarek Obaid and an additional 2,416,456 shares of common stock which the Company is informed and believes are indirectly beneficially owned by Tarek Obaid as follows: 1,072,456 shares owned by Turki bin Abdullah, 672,000 shares owned by Almamlaka, Ltd., and 672,000 shares owned by The Leopard-Alliance.

(6) DMK Investments, LLC, holds 138,889 shares of common stock, 138,889 Series C Warrants and 138,889 Series D Warrants. Albert Wong is Manager and controlling shareholder of DMK Investments, LLC.


                                 Proposal No. 1
                                 --------------

                              ELECTION OF DIRECTORS
                              ---------------------

     The Board of Directors currently is comprised of the following four (4) directors, each of whom is standing for election: Thomas M. Wittenschlaeger, Ken Bramlett, Larry L. Enterline and Albert Wong.

     Certain information with respect to each of the nominees who will be presented at the Annual Meeting by the Board of Directors for election as a director is set forth below. Although it is anticipated that each nominee will be available to serve as a director, should that nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by the Company's Board of Directors.

     Unless the authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of the nominees presented below. In the election of directors, assuming a quorum is present, the four nominees receiving the highest number of votes cast at the meeting will be elected as a director of the Company. Directors hold office until the next annual meeting of shareholders or until their respective successors are elected or until their earlier death, resignation or removal.

                        DIRECTORS AND EXECUTIVE OFFICERS
                        --------------------------------

     Set forth below is certain information with respect to the Company's directors, director nominees and executive officers.

Name                        Age     Position with Company
----                        ---     ---------------------
Thomas M. Wittenschlaeger    47     Chief Executive Officer, President, Director
                                    and Chairman of the Board
Bob van Leyen                61     Chief Financial Officer and Secretary
Edwin Hoffman                52     Chief Development Officer
Ananda Perera                48     Chief Technology Officer
Ken Bramlett                 45     Director (1)
Larry L. Enterline           52     Director (1)
Albert Wong                  56     Director (1)

--------------------------

(1)  Member  of  the  Audit,   Nominating  and  Governance,   and   Compensation
     Committees.

     Messrs. Bramlett, Enterline and Wong are "independent" directors as such term is defined in Rule 4200(a)(15) of the NASD listing standards.

     The Board of Directors is of the opinion that the election to the Company's Board of Directors of each of the Director nominees identified herein, each of whom has consented to serve if elected, would be in the Company's best interests.

     THE BOARD OF  DIRECTORS  RECOMMENDS  THAT YOU VOTE  "FOR"  ELECTION  OF THE
     ---------------------------------------------------------------------------
NOMINEES NAMED BELOW AS DIRECTORS.
----------------------------------

     Tom  Wittenschlaeger,  (age  47),  Director  and  nominee,  is  a  seasoned
     --------------------
technology executive who specializes in business performance optimization. Mr. Wittenschlaeger has accumulated more than twenty-two years of experience in the high technology products and services area, much of it in general management with leadership positions in operating units ranging in size from $3 million to $500 million in annual revenues. From 2002 to 2004, he was Senior Vice President of Corporate Development and Chief Technical Officer at Venturi Partners, Inc., a leading provider of information technology and professional staffing services nationwide. From 2000 to 2002, he was Senior Vice President and General Manager of ViaSat Satellite Networks, the commercial arm of ViaSat, Inc. He is a 1979 graduate of the U.S. Naval Academy in Annapolis, Maryland with a B.S. in electrical engineering and post-graduate work in nuclear engineering. He is also a graduate of the UCLA Executive Program in Business and co-founder of UCLA's Executive Program in Marketing. Mr. Wittenschlaeger has been the Chairman of the Board, President and Chief Executive Officer since March 15, 2004.

     Larry L.  Enterline,  (age  52),  Director  and  nominee,  served  as Chief
     -------------------
Executive Officer and as a director of Venturi Partners, Inc., a leading provider of information technology and professional staffing services nationwide, from 2000 to 2004. From 1989 to 2000, Mr. Enterline served in various management roles with Scientific Atlanta, Inc., a leading national global manufacturer and supplier of cable network products. Mr. Enterline brings decades of market-defining successes to the Company's Board. Mr. Enterline is also a member of the board of directors of Comsys IT Partners, Inc., where he has served as director since January 2001. Mr. Enterline has been a director of the Company since October 18, 2004.

     Ken Bramlett,  (age 45), Director and nominee, has served as a partner with
     ------------
the Charlotte, North Carolina law firm of Kennedy Covington Lobdell & Hickman, L.L.P. since March 2005. Mr. Bramlett is also a director of World Acceptance Corporation, where he has served on the board of directors since 1994. From 1996 to 2004, Mr. Bramlett served as Senior Vice President and General Counsel of Venturi Partners, Inc., a leading national provider of information technology and professional staffing services and from 1990 to 1996 as a partner with the law firm of Robinson, Bradshaw and Hinson, P.A. Mr. Bramlett brings 20 years of experience in corporate law and governance, public and private equity, and mergers and acquisitions to the Company's Board. Mr. Bramlett has been a director of the Company since December 2, 2004.

     Albert Wong (age 56),  Director and nominee,  has more than twenty years of
     -----------
experience in the high-tech industry, from start-up phase to executive management. He is a co-founder of AST Research, a world class PC manufacturer founded in 1980, where he served as director, Chief Technology Officer & Executive Vice President from 1980 to 1989. Later, he founded AMKLY Systems, a producer of high performance PC and network servers. He was President & CEO of AMKLY through 1996. In October 1998, Mr. Wong was recruited by Clarion Co., Ltd. to start a North America research and development center. He served as director, President & CEO of Clarion Advanced Technology (later as Zandiant Technologies) until June 2003. Mr. Wong has also served as a member of board of directors with Printrak International, a leading fingerprint identification company, Netsoft and InfoGation Corporation. He is an advisor to Express Manufacturing, Inc., a leading contract manufacturing company, where he has served as an advisor to the board since May, 2002. Mr. Wong has been a director of the Company since May 17, 2004.

                      BUSINESS EXPERIENCE OF KEY MANAGEMENT
                      -------------------------------------

     Bob van Leyen,  (age 61),  is the  Company's  Chief  Financial  Officer and
     -------------
Secretary. Mr. van Leyen has more than twenty-four years of experience working in the high-tech industry, holding various executive positions in finance, operations and general management. From 2002 to 2003, Mr. van Leyen served as a partner with Tatum CFO Partners, L.L.P. From 1999 to 2001, he was a divisional Chief Financial Officer at Wyle Electronics. During his twenty-four years of employment, Mr. van Leyen has managed extensive financial operation organizations in Europe, Asia, and the United States, providing financial support to operations. Mr. van Leyen attended the Dutch Institute of Chartered Auditors and holds a Dutch degree equivalent to a U.S. Bachelor's degree in Business Administration. Mr. van Leyen has served as the Company's Chief Financial Officer and Secretary since September 29, 2003.

     Edwin Hoffman,  (age 52), is the Company's Chief Development  Officer.  Mr.
     -------------
Hoffman has extensive engineering and sales experience with companies such as Reuters, Alcatel, Digital Equipment Corporation (DEC), Cabletron, Marconi, and MTI. He has managed various mixed technology projects with individual project revenues of more than $80 million and total revenues in excess of $100 million annually. In the last five years he has held various sales, engineering, account management, and executive positions. From March 1997 to October 1999, Mr. Hoffman was a Senior Sales Engineer and Technical Account Manager at DEC (later a division of Cabletron). During the period of October 2000 to September 2002, Mr. Hoffman was employed at Anritsu in the capacity of National Sales Engineering Manager. Mr. Hoffman obtained a diploma, and earned an achievement award, in computer engineering science at the Control Data Institute in London, England. Mr. Hoffman has served as the Company's Chief Development Officer since May 2004. Prior to May 2004, Mr. Hoffman had served as the Company's Chief Technology Officer since August 11, 2003.

     Ananda Perera,  (age 48), is the Company's Chief  Technology  Officer.  Mr.
     -------------
Perera has worked in the high-tech industry for more than 28 years. Mr. Perera managed system engineering groups in various technology manufacturing companies, including Amdahl and Fujitsu. From April 2000 to April 2002, Mr. Perera was employed by Network Storage Solutions as its Senior Systems Architect. During the period of January 1998 to April 2000, Mr. Perera worked at Amdahl Corporation where he was the Director of Consulting. He has also gained industry experience working as a consultant for various Internet based companies. Mr. Perera also previously served as Director of Quality and Technology for Viacom. Mr. Perera holds an Engineering degree from the University of Colombo in Sri Lanka, as well as other credentials in the area of networking and storage technology. Mr. Perera has served as the Company's Chief Technology Officer since May 2004. Prior to May 2004, Mr. Perera had served as the Company's Vice President of Engineering since July 1, 2003.

            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
            --------------------------------------------------------

     Stock Grants to Executive Officers and Directors
     ------------------------------------------------

     The Company's executive officers and directors have an interest in the proposal to approve the 2005 Stock Plan because such officers and directors may receive grants of stock options under the 2005 Stock Plan. The Board of Directors previously adopted a policy to grant each non-employee director an initial option to purchase shares of the Company's common stock on the date of his/her commencement of service as a director. Pursuant to this policy, non-employee directors were granted options to purchase shares of the Company's common stock in fiscal year 2004 as follows: Mr. Wong, 100,000 shares on May 17, 2004, exercisable at $3.50 per share. Mr. Enterline, 75,000 shares on October 18, 2004, exercisable $1.50 per share. Mr. Bramlett, 100,000 shares on December 2, 2004, exercisable at $1.00 per share. The options granted to Messrs. Wong, Enterline and Bramlett vest in three equal annual installments commencing on the first anniversary of the date of grant and expire on the eight-year anniversary of the date of grant. In addition, the 2005 Stock Plan provides for the grant of stock options or stock purchase rights to executive officers and directors. Because awards under the 2005 Plan are discretionary, no future awards under the 2005 Plan are determinable at this time for executive officers or outside directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

     On November 7, 2003, the Company entered into an agreement with Express Manufacturing, Inc. ("Express Manufacturing") to provide contract manufacturing services to the Company. Express Manufacturing is owned by director Albert Wong's in-laws. Express Manufacturing manufactures printed board assemblies for the Company in quantities and prices as set forth in quotations delivered to the Company for review and acceptance. Under this arrangement, the Company made no payments to Express Manufacturing in the fiscal year ended December 31, 2003 and approximately $183,000 in fiscal year ended December 31, 2004. The amount paid under the contract constitutes less than 1% of EMI's annual revenues for fiscal years 2003 and 2004, respectively.

     Director Albert Wong is Manager and controlling shareholder of DMK Investments, LLC ("DMK"). In June 2004, DMK purchased 138,889 shares of the Company's common stock, 138,889 Series C Warrants and 138,889 Series D Warrants. DMK purchased the common stock and warrants at the same price ($1.80) and on the same terms and conditions as all other investors in the Company's June 2004 financing. The Series C Warrants expire two months after the effective date of a registration statement filed in conjunction with the common shares sold in the June 2004 financing. Such a registration statement has not been filed with the SEC as of April 6, 2005. The Series C Warrants had an original exercise price of $3.00 per share. On August 13, 2004, the Company's Board of Directors amended the terms of the Series C Warrants to have an exercise price of $1.25 per share. The Series D Warrants expire on the fifth anniversary of the date of issuance and have an exercise price of $3.50 per share.

     The Company previously entered into a consulting agreement with Alchemy Advisors, LLC and Atlantic Communications, Inc., entities under the common control of shareholder Mr. Micro Teta, who as of December 31, 2003, owned, directly or indirectly, 17.73% of the Company's common stock. This shareholder subsequently informed the Company's Chief Financial Officer that he had reduced his shareholdings to one million shares (or 3.2% of shares outstanding) as of December 31, 2004, although the Company is unable to verify the amount of such holdings. The consulting agreement was for a two-year period beginning July 1, 2003 and included payment of $180,000 and the issuance of 3,136,100 shares of the Company's common stock (valued at $1,568,050 at the time of issuance). The consulting agreement was terminated by mutual consent of the parties as of December 31, 2004, prior to its scheduled expiration.

                 BOARD OF DIRECTORS MEETINGS AND RELATED MATTERS
                 -----------------------------------------------

     During the fiscal year ended December 31, 2004, the Board of Directors held eight (8) meetings and there were three (3) actions by unanimous written consent. No director attended less than 75% of the aggregate of all meetings of the Board of Directors. The Board of Directors did not have any committees at any time during fiscal year ended December 31, 2004.

     On April 7, 2005, the Board of Directors formed an Audit Committee that consists of three Board members, Larry L. Enterline, Albert Wong and Ken Bramlett. Mr. Enterline is the chairperson of the Audit Committee. The Audit Committee is comprised entirely of non-employee, "independent" (as defined in Rule 4200(a)(15) of the NASD listing standards) directors and operates under a written charter adopted by the Board of Directors. The duties of the Audit

Committee include meeting with the independent public accountants of the Company to review the scope of the annual audit and to review the quarterly and annual financial statements of the Company before the statements are released to the Company's shareholders. The Audit Committee also evaluates the independent public accountants' performance and has sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification) and to determine whether the independent public accounting firm should be retained by the Company for the ensuing fiscal year. In addition, the Audit Committee reviews the Company's internal accounting and financial controls and reporting systems practices. A copy of the Audit Committee's current charter may be found at the Company's website at www.raptor-networks.com. The Audit Committee and Board of Directors have confirmed that the Audit Committee does and will continue to include at least three members and has confirmed that Mr. Enterline and Mr. Bramlett meet applicable NASD listing standards for designation as an "Audit Committee Financial Expert" and being "independent" based upon their experience noted herein. The Audit Committee and Board of Directors expects that, if elected, Mr. Enterline and Mr. Bramlett will meet the applicable NASD listing standards for designation as an "Audit Committee Financial Expert" and being "independent"; however, there can be no guarantee that these persons will be elected to the Board of Directors or that, if elected, either will continue to meet such qualifications or will, in fact, be designated as the Company's "Audit Committee Financial Expert." Because the Audit Committee was not formed until April 7, 2005, the Audit Committee held no meetings during fiscal year ended December 31, 2004, and the entire Board of Directors performed the functions of the Audit Committee during such period.

     On April 7, 2005, the Board of Directors formed a Compensation Committee that consists of three Board members, Larry L. Enterline, Ken Bramlett and Albert Wong. Mr. Wong is the chairperson of the Compensation Committee. The Compensation Committee is comprised entirely of non-employee, "independent" (as defined in Rule 4200(a)(15) of the NASD listing standards) directors and operates under a written charter adopted by the Board of Directors, a copy of which may be found at the Company's website at www.raptor-networks.com. The Compensation Committee is responsible for advising the Board of Directors regarding the Company's responsibilities relating to compensation of its executive officers and Board members. The Compensation Committee is also responsible for evaluating and recommending to the Board of Directors the executive compensation plans, policies and programs of the Company. The
Compensation Committee establishes compensation policies applicable to the Company's Executive Officers. Because the Compensation Committee was not formed until April 7, 2005, the Compensation Committee held no meetings during fiscal year ended December 31, 2004, and the entire Board of Directors performed the functions of the Compensation Committee during such period.

     On April 7, 2005, the Board of Directors formed a Nominating and Governance Committee that consists of three Board members, Larry L. Enterline, Ken Bramlett and Albert Wong. Mr. Bramlett is the chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee is comprised entirely of non-employee, "independent" (as defined in Rule 4200(a)(15) of the NASD listing standards) directors and operates under a written charter adopted by the Board of Directors, a copy of which may be found at the Company's website at www.raptor-networks.com. In such capacity, the Nominating and Governance Committee identifies and reviews the qualifications of candidate nominees to the Board of Directors. The Nominating and Governance Committee will consider candidate nominees for election as director who are recommended by shareholders. Recommendations should be sent to the Secretary of the Company and should include the candidate's name and qualifications and a statement from the candidate that he or she consents to being named in the Proxy Statement and will serve as a director if elected. In order for any candidate to be considered for nomination and, if nominated, to be included in the Proxy Statement, such recommendation must be received by the Secretary not less than 120 days prior to the anniversary date of the Company's mailing of its Proxy Statement for the most recent annual meeting of shareholders.

     The Nominating and Governance Committee believes that it is desirable that directors possess an understanding of the Company's business environment and have the knowledge, skills, expertise and such diversity of experience that the Board's ability to manage and direct the affairs and business of the Company is enhanced. Additional considerations may include an individual's capacity to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements. The Nominating and Governance Committee may receive candidate nomination suggestions from current Board members, Company executive officers or other sources, which may be either unsolicited or in response to requests from the Board for such candidates. The Nominating and Governance Committee may also, from time to time, engage firms that specialize in identifying director candidates. Once a person has been identified by the Board as a potential candidate, the Board may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Board determines that the candidate warrants further consideration, a member of the Board may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Board may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The Board may consider all such information in light of information regarding any other candidates that the Board might be evaluating for nomination to the Board of Directors. Board members may also contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. With the nominee's consent, the Board may also engage an outside firm to conduct background checks on candidates as part of the nominee evaluation process. The Board's evaluation process does not vary based on the source of the recommendation, though in the case of a shareholder nominee, the Board may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

     Because the Nominating and Governance Committee was not formed until April 7, 2005, the Nominating and Governance Committee held no meetings during fiscal year ended December 31, 2004, and the entire Board of Directors performed the functions of the Nominating and Governance Committee during such period. In compiling the Board nominees appearing in this Proxy Statement, nominee referrals as well as nominee recommendations were received from existing directors. Three of the Four members of the Board are "independent" directors (as defined in Rule 4200(a)(15) of the NASD listing standards). No paid consultants were engaged by the Company, the Board or any of its committees for the purposes of identifying qualified, interested Board candidates.

     Each of the Company's non-employee directors currently receive cash compensation in the amount of $15,000 per year for service on the Company's Board of Directors and all directors are reimbursed for reasonable expenses in connection with attendance at board meetings. The Board of Directors previously adopted a policy to grant each non-employee director an initial option to purchase shares of the Company's common stock on the date of his/her commencement of service as a director. Pursuant to this policy, non-employee directors were granted options to purchase shares of the Company's common stock in fiscal year 2004 as follows: Mr. Wong, 100,000 shares on May 17, 2004, exercisable at $3.50 per share. Mr. Enterline, 75,000 shares on October 18, 2004, exercisable $1.50 per share. Mr. Bramlett, 100,000 shares on December 2, 2004, exercisable at $1.00 per share. The options granted to Messrs. Wong, Enterline and Bramlett vest in three equal annual installments commencing on the first anniversary of the date of grant and expire on the eight-year anniversary of the date of grant.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
           -----------------------------------------------------------

     No other director or executive officer of the Company serves as an officer, director or member of a compensation committee of any other entity for which an executive officer or director thereof is also a member of the Company's Board of Directors.

                COMPENSATION OF EXECUTIVE OFFICERS AND MANAGEMENT
                -------------------------------------------------

     The following table sets forth certain compensation information since inception on July 24, 2003 for the two fiscal years ended December 31, 2004 and 2003, respectively, by the Chief Executive Officer and the other highest paid executive officers of the Company (up to four) serving as such at the end of the 2004 fiscal year whose aggregate total annual salary and bonus for such year exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE
                           --------------------------
                                                                                            Long Term
                                                                                          Compensation
                                                    Annual Compensation                   ------------
                                            -----------------------------------------      Securities
             Name and            Fiscal                                   All Other        Underlying
       Principal Position         Year     Salary         Bonus        Compensation (1)   Stock Options
       -------------------        ----     -------        -----        ----------------   -------------

Thomas M. Wittenschlaeger (2)     2004    $ 148,458   $ 4,740,000(3)      $ 94,694           350,000
President, CEO and Chairman of    2003           --            --               --                --
Board.

Bob van Leyen                     2004    $ 183,750   $   632,000(4)      $ 14,761                --
CFO and Secretary                 2003    $  41,045            $0               $0           300,000

Edwin Hoffman                     2004    $ 187,083            $0         $ 21,192                --
Chief Development Officer         2003    $  63,125            $0               $0                --

Ananda Perera                     2004    $ 178,333   $    60,000(5)      $  2,798                --
Chief Technical Officer           2003    $  65,833            $0               $0                --

Lyle Pearson (6)                  2004    $  62,500            $0         $  2,272                --
Former CEO and Chairman of        2003    $  87,500            $0               $0                --
Board.

--------------------------

(1) Consists of: for Mr. Wittenschlaeger, $86,064 in reimbursement for expenses incurred by Mr. Wittenschlaeger in relocating from Atlanta, GA, to Southern California, and $8,592 in health insurance premiums and $38 in life insurance premiums for the fiscal year 2004; for Mr. van Leyen, $14,642 in health insurance premiums and $119 in life insurance premiums for the fiscal year 2004; for Mr. Hoffman, $12,000 in reimbursement for expenses incurred by Mr. Hoffman in relocating from England to Southern California, and $9,079 in health insurance premiums and $113 in life insurance premiums for the fiscal year 2004; for Mr. Perera, $2,760 in health insurance premiums and $38 in life insurance premiums for the fiscal year 2004; for Mr. Pearson, $2,262 in health insurance premiums and $9 in life insurance premiums for the fiscal year 2004.
(2) Mr. Wittenschlaeger commenced employment with the Company on March 15, 2004 and was named President and Chief Executive Officer as of March 15, 2004.
(3) Mr. Wittenschlaeger was granted 3,000,000 shares of the Company's common stock in conjunction with the commencement of his employment with the Company. The value of the shares, issued to Mr. Wittenschlaeger on March 17, 2004, is calculated based upon a $1.58 per share valuation as determined by the Company and agreed upon by the Company's independent auditors, Comiskey & Company, P.C. The shares were issued to Mr. Wittenschlaeger as "restricted securities" and are not the subject of a registration statement filed with the SEC or any state securities authority.
(4) Mr. van Leyen was granted 400,000 shares of the Company's common stock as a retention incentive bonus on April 15, 2004. The value of the shares is calculated based upon a $1.58 per share valuation as determined by the Company and agreed upon by the Company's independent auditors, Comiskey & Company, P.C. The shares were issued to Mr. Van Leyen as "restricted securities" and are not the subject of a registration statement filed with the SEC or any state securities authority.
(5)  Represents amounts earned in prior year and paid in year reported.



                                      -14-






(6) Mr. Pearson resigned as an officer and director of the Company on March 12, 2004.

                        OPTION GRANTS IN LAST FISCAL YEAR
                        ---------------------------------

     The following table summarizes options to purchase shares of the Company's common stock granted by the Company during the fiscal year ended December 31, 2004, to each of the Named Executive Officers.

                        Number of    Percent of Total
                        Securities   Options Granted    Exercise of
                        Underlying   to Employees in    Base Price    Expiration
      Name               Options       Fiscal Year        ($/Sh)         Date
      ----               -------       -----------        ------         ----

Tom Wittenschlaeger(1)    350,000         26.8%            $1.75       7/15/2012
Bob van Leyen                   0            0
Edwin Hoffman                   0            0
Ananda Perera                   0            0

--------------------------

(1) The option to purchase 350,000 shares of the Company's common stock vests in three equal annual installments commencing on July 15, 2005.

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
       -------------------------------------------------------------------
                                  OPTION VALUES
                                  -------------

     The following table summarizes exercises of stock options during the fiscal year ended December 31, 2004 by each of the Named Executive Officers and the year-end value of unexercised options for the Named Executive Officers.

                                                                  Number of              Value of Unexercised
                                                           Unexercised Securities        In-the-Money Options
                               Shares         Value          Underlying Options                at Fiscal Year
                              Acquired       Realized           at Fiscal Year End               End
             Name            on Exercise         ($)      Exercisable/Unexercisable   Exercisable/Unexercisable
             ----            -----------   ------------   -------------------------   -------------------------

Tom Wittenschlaeger               0            N/A                0/350,000                     N/A(1)
Bob van Leyen                     0            N/A             100,000/200,000                  N/A(1)
Edwin Hoffman                     0            N/A                   0/0                         N/A
Ananda Perera                     0            N/A                   0/0                         N/A

--------------------------

(1) As of April 6, 2005, none of the options held by the Named Executive Officers were in-the-money.

                         LONG-TERM INCENTIVE PLAN AWARDS
                         -------------------------------

     In fiscal 2004, no awards were given to the Named Executive Officers under long-term incentive plans.

                      EQUITY COMPENSATION PLAN INFORMATION
                      ------------------------------------

     The following table sets forth information about the Company's common stock that may be issued upon the exercise of options under all of the Company's equity compensation plans as of April 6, 2005.

                        Number of Shares to be   Weighted Average    Number of Securities
Plan Category            Issued Upon Exercise     Exercise Price    Available for Issuance
-------------            --------------------     --------------    ----------------------
Plans Approved by
Shareholders                    N/A                     N/A                    N/A
Plans Not Approved by
Shareholders                 2,002,500                 $1.09                997,500
Total                        2,002,500                 $1.09                997,500

     On July 15, 2004, the Company's Board of Directors approved a formal stock option plan, subject to shareholder approval which, on April 7, 2005, was superceded by a Board approved 2005 Stock Plan. The 2005 Stock Plan is subject to shareholder approval at the Annual Meeting. The terms of the 2005 Stock Plan are summarized under Proposal No. 2.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
           ----------------------------------------------------------

     The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

Compensation Philosophy
-----------------------

     The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers that contribute to the long-term success of the Company. The Company's compensation program for executive officers is based on the same four principles applicable to compensation decisions for all employees of the Company:

     o The Company pays competitively. The Company is committed to providing a pay program that helps attract and retain highly qualified people in the industry. To ensure that pay is competitive, the Company compares its pay practices with those of other leading companies of similar size and sets its pay parameters based on this review.

     o The Company pays for relative sustained performance. Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by the Board of Directors by reviewing the extent to which strategic and business plan goals are met, including such factors as revenues, operating profit and cash flow.

     o The Company strives for fairness in the administration of pay and to achieve a balance of the compensation paid to a particular individual with the compensation paid to other executives both inside the Company and at comparable companies.

     o The Company believes that employees should understand the performance evaluation and pay administration process. The process of assessing performance is as follows:

          1. At the beginning of the performance cycle, the Chief Executive Officer or other evaluating manager sets objectives and key goals.

          2. The evaluating manager gives the employee ongoing feedback on performance.

          3.   At the end of the performance cycle, the manager  objectively and
               subjectively   evaluates  the  accomplishment  of  objectives/key
               goals.

          4. The manager compares the results to the results of peers within the Company.

          5. The evaluating manager communicates the comparative results to the employee.

          6. The comparative result affects decisions on salary and, if applicable, bonus and, if applicable, stock options.

Compensation Vehicles
---------------------

     The Company has historically used a compensation program that consists of cash and equity based compensation. The vehicles are:

     Salary.  The Company sets base salary for its  employees  by reviewing  the
     ------
     base salary for competitive positions in the market in order to attract, retain, and motivate highly talented individuals at all levels in the organization.

     Bonus. The Company utilizes  incentive  compensation for selected employees
     -----
     to reward achievement of key objectives and goals.

     Employee  Stock  Options.  The  purpose  of  option  grants  is to  provide
     ------------------------
     additional incentives to selected employees to work to maximize shareholder value. The Board of Directors determines all stock option grants. Stock options generally are granted with an exercise price equal to the fair market value of the underlying common stock on the date of grant and vest in equal annual installments over a three-year period.

                    BOARD OF DIRECTORS COMPENSATION COMMITTEE
                    -----------------------------------------

             Larry L. Enterline       Ken Bramlett       Albert Wong

                             AUDIT COMMITTEE REPORT
                             ----------------------

     The Audit Committee reports to and acts on behalf of the Board of Directors in providing oversight to the financial management, independent auditors, and financial reporting procedures of the Company. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those statements. The Audit Committee was established on April 7, 2005 and the Company, the Board and the Audit Committee are currently in the process of developing internal procedures with respect to auditing and oversight. In this context, a primary function of the Audit Committee will be to review and discuss the audited financial statements contained in all future Annual Reports on Form 10-KSB with management and the Company's independent auditors, as well as provide guidance where its expertise can most properly be brought to bear upon specific audit and financial issues.

     Pursuant to the Company's recently adopted controls and procedures, the Audit Committee will discuss with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 ("Communication with Audit Committees"), as amended. The Audit Committee will receive the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and will discuss with the independent auditors their independence. In concluding whether or not the auditors are independent, the Audit Committee shall consider, among other factors, whether the non-audit services provided by the auditors are compatible with maintaining their independence.

     However, given the recent formation of the Audit Committee, it has not had the opportunity to engage in the review and discussion procedures referred to above and, consequently has not had an opportunity to issue a recommendation concerning whether the audited financial statements should be included in the Company's Annual Report of Form 10-KSB for fiscal year ended December 31, 2004.

     The Audit Committee has retained Comiskey & Company, P.C. to serve as the Company's independent auditors for the year ending December 31, 2005.

                                 AUDIT COMMITTEE
                                 ---------------

             Larry L. Enterline       Ken Bramlett       Albert Wong

                             DIRECTORS' COMPENSATION
                             -----------------------

     Each of the Company's non-employee directors currently receive cash compensation in the amount of $15,000 per year for service on the Company's Board of Directors and all directors are reimbursed for reasonable expenses in connection with attendance at board meetings. The directors fees paid in the fiscal year ended December 31, 2004 are as follows:

                                Director's Fees received in the Fiscal Year
         Director                         Ending December 31, 2004
         --------               -------------------------------------------

         Larry L. Enterline                     $3,750
         Ken Bramlett                           $1,345
         Albert Wong                            $9,375

     Messrs. Wong, Enterline and Bramlett were each appointed to serve as directors during fiscal year 2004 and, therefore, did not serve as directors for the entire fiscal year. Messrs. Wong, Enterline and Bramlett were each compensated a pro-rata portion of the $15,000 annual compensation amount based on the actual duration of their service as a director in 2004. The Board of Directors previously adopted a policy to grant each non-employee director an initial option to purchase shares of the Company's common stock on the date of his/her commencement of service as a director. Pursuant to this policy, non-employee directors were granted options to purchase shares of the Company's common stock in fiscal year 2004 as follows: Mr. Wong, 100,000 shares on May 17, 2004, exercisable at $3.50 per share. Mr. Enterline, 75,000 shares on October 18, 2004, exercisable $1.50 per share. Mr. Bramlett, 100,000 shares on December 2, 2004, exercisable at $1.00 per share. The options granted to Messrs. Wong, Enterline and Bramlett vest in three equal annual installments commencing on the first anniversary of the date of grant and expire on the eight-year anniversary of the date of grant.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's common stock to file initial reports of ownership and reports of changes in ownership with the SEC. These officers, directors and shareholders are required by SEC regulations to furnish the Company with copies of all such reports that they file.

     The Company has conducted a review of its process and procedures concerning possible deficiencies in its monitoring of, and assuring compliance with, SEC reporting requirements concerning changes in beneficial ownership of the Company's securities. In connection with such efforts, the Company reviewed copies of such reports furnished to the Company during the fiscal year ended December 31, 2004 and thereafter, and written representations received by the Company from the Company's directors and officers and the certain beneficial owners of more than 10% of the Company's common stock concerning their compliance with Section 16(a) of the Exchange Act. Based on this review, the Company believes that during the 2004 fiscal year, administrative errors caused the following deficiencies: (i) a late filing of a Form 3 Initial Statement of Beneficial Ownership of Securities by director Ken Bramlett, (ii) a late filing of a Form 3 Initial Statement of Beneficial Ownership of Securities by director Larry L. Enterline, (iii) a late filing of a Form 3 Initial Statement of Beneficial Ownership of Securities by director Albert Wong, (iv) a late filing of a Form 3 Initial Statement of Beneficial Ownership of Securities by President, CEO and Chairman of the Board Thomas M. Wittenschlaeger, (v) a late filing of a Form 3 Initial Statement of Beneficial Ownership of Securities by CFO and Secretary Bob van Leyen, (vi) a late filing of a Form 4 Statement of Changes in Beneficial Ownership of Securities by director Ken Bramlett, consisting of one transaction that was not reported on a timely basis for fiscal year 2004, (vii) a late filing of a Form 4 Statement of Changes in Beneficial Ownership of Securities by director Larry L. Enterline, consisting of one transaction that was not reported on a timely basis for fiscal year 2004, (viii) a late filing of a Form 4 Statement of Changes in Beneficial Ownership of Securities by director Albert Wong, consisting of five transactions that were not reported on a timely basis for fiscal year 2004, (ix) a late filing of a Form 4 Statement of Changes in Beneficial Ownership of Securities by President, CEO and Chairman of the Board Thomas M. Wittenschlaeger, consisting of one transaction that was not reported on a timely basis for fiscal year 2004, and
(x) a late filing of a Form 4 Statement of Changes in Beneficial Ownership of Securities by CFO and Secretary Bob van Leyen, consisting of two transactions that were not reported on a timely basis for fiscal years 2003 and 2004. These filings have now been made and improved processes are in place to assist in assuring future compliance.

                          COMMUNICATIONS WITH DIRECTORS
                          -----------------------------

     The Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 1241 E. Dyer, Suite 150, Santa Ana, California 92705. To communicate with any of the Company's directors electronically, a shareholder should send an email to the Company's Secretary: bob.vanleyen@raptor-networks.com.

     All communications received as set forth in the preceding paragraph will be opened by the Company's Secretary for the sole purpose of determining whether the contents represent a message to one or more of the directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company's Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

     It is the Company's policy that its directors are invited and encouraged to attend the 2005 Annual Meeting. No annual meeting of shareholders was held in 2004. Therefore, no directors attended an annual meeting in 2004.


                                 Proposal No. 2
                                 --------------

             APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION
             ------------------------------------------------------

     The Board of Directors has adopted and recommended that the shareholders approve an amendment to the Company's Articles of Incorporation (the "Articles"), to increase the number of authorized shares of the Company's common stock from 50,000,000 shares to 75,000,000 shares pursuant to the Articles of Amendment to Articles of Incorporation attached to this Proxy Statement as Appendix A.

     If adopted, the amendment would become effective upon the filing of articles of amendment with the Colorado Secretary of State, which would occur as soon as practicable following the meeting. The remainder of the Company's Articles will not change. The additional authorized shares of common stock would be available for future issuance by the Company.

     Presently, the Articles also authorize 5,000,000 shares of preferred stock. Proposal No. 2 will neither increase nor decrease the number of authorized shares of preferred stock.

     On April 6, 2005, the Company had 32,083,442 shares of common stock issued and outstanding. On that date, an additional 2,077,500 shares of common stock were reserved for issuance pursuant to outstanding options under the Company's equity compensation plans and an additional 8,437,967 shares of common stock were reserved for issuance pursuant to issued and outstanding warrants.

     Reason for Authorization of Additional Shares
     ---------------------------------------------

     Because the aggregate number of shares issued and reserved for future issuance (42.6 million) currently approaches the maximum number of shares the Company is authorized to issue under the Articles (50 million), approval of the proposed amendment to the Articles is necessary to enable the Company to respond to its future financing and business requirements involving the issuance of shares, including consummation of common stock-based financings, acquisition transactions involving the issuance of common stock, issuances of common stock under the Company's equity compensation plans, stock splits or dividends and issuances of common stock for other general corporate purposes.

     In particular, the Company plans to utilize a significant portion of the shares that would become available upon approval of the increase in authorized common stock to extend the Company's current private placement offering to solely "accredited investors" (as defined in Rule 501(a) of the Securities Act of 1933, as amended). That offering consists of the sale of "units" at $2.00 per unit, consisting of four shares of common stock and one warrant to purchase one share of common stock at an exercise price of $2.50. The warrants expire five years from the date of issuance. The Company is presently engaged in the first phase of this private placement offering in an amount that will not exceed the Company's current authorized common stock. If and when the proposed increase in authorized common stock is approved, the Company plans to increase sales pursuant to the private placement offering to a maximum of 3,250,000 units. The Company will not extend the private placement offering beyond its first phase if the increase in common stock is not approved.

     Depending on the number of units sold, the Company expects to receive, from sales to accredited investors only, a minimum of $440,000 from the private placement offering and up to $5,720,000 if the maximum number of units are sold. This maximum amount is based upon the sale of 3,250,000 units, which is dependent upon approval of the proposed increase in the Company's authorized common stock. In the event the increase in authorized common stock is not approved, the Company could raise a maximum of approximately $1,870,000 through the first phase of the private placement offering without exceeding its current authorized level of common stock. The foregoing amounts represent net receipts by the Company after the payment of applicable brokers' fees and commissions. The Company estimates that the proceeds from the private offering will primarily be used for sales expenditures, costs of general operations and as working capital.

     Assuming the minimum offering of 250,000 units are sold in the private placement offering, the Company would issue 1,000,000 shares of common stock and 250,000 warrants to purchase common stock to investors in the private placement offering; and an additional 150,000 warrants to purchase common stock would be issued to the Company's private placement broker as partial commission for securing the private placement funding. Including the shares underlying the warrants issued to investors and the private placement broker, a total of 1,400,000 shares of the Company's common stock would be issued assuming a minimum offering of 250,000 units. The issuance of 1,400,000 shares of common stock represents 4.4% of the Company's 32,083,442 currently issued and outstanding shares of common stock.

     Assuming the maximum offering of 3,250,000 units are sold in the private placement offering, the Company would issue 13,000,000 shares of common stock and 3,250,000 warrants to purchase common stock to investors in the private placement offering; and an additional 1,950,000 warrants to purchase common stock to the Company's private placement broker as partial commission for securing the private placement funding. Including the shares underlying the warrants issued to investors and the private placement broker, a total of 18,200,000 shares of the Company's common stock would be issued assuming a maximum offering of 3,250,000 units. The issuance of 18,200,000 shares of the Company's common stock represents 56.7% of the Company's 32,083,442 currently issued and outstanding shares of common stock.

     Approving the increase in the number of authorized shares of the Company's common stock from 50,000,000 shares to 75,000,000 shares would allow the Company to issue an increased number of units in the private placement offering (up to a maximum of 3,250,000 units) which could potentially result in significant dilution to the voting rights and earnings per share of the Company's outstanding shares of common stock. The Board of Directors believes, however, that selling the maximum number of units in the current private placement will provide the Company with needed capital and is in the best interests of the Company and its shareholders.

     The private offering is available to accredited investors only and sales made through the private offering are exempt from registration under the Securities Act of 1933 pursuant to the exemption set forth in Regulation D. The information in this Proxy Statement regarding the Company's current private placement offering is for informational purposes only in making a decision regarding approval of this Proposal No. 2 and does not constitute an offer to sell, or a solicitation of an offer to buy, any units, shares or other securities of the Company.

     Approval of the proposed amendment to the Articles will allow the Company to extend its ongoing private offering beyond the first phase and sell units in excess of the Company's current level of authorized common stock. Approval will also allow the Company to act promptly in the event other opportunities requiring the issuance of additional shares arise. Failure of the shareholders to approve the proposed amendment would adversely affect the Company's ability to pursue such opportunities and effectively eliminate future issuances of the

Company's common stock (including extending the Company's ongoing private placement offering beyond the first phase) until such time as additional shares are authorized.

     The additional authorized shares of common stock that would become available if this proposed amendment is approved by the Company's shareholders may be issued from time to time as the Board of Directors may determine, without prior notice to or further action of the Company's shareholders, except in situations where shareholder approval is otherwise required by law or regulation. The issuance of any or all of these additional authorized shares of common stock would cause dilution to the voting rights and earnings per share of the Company's outstanding shares of common stock. The Board of Directors believes, however, that approval of the proposed increase is in the best interests of the Company and its shareholders since it would facilitate the ongoing private offering and the other financings, corporate transactions and corporate purposes stated above.

     The Board of Directors may, in the future, be able to use the additional authorized shares of common stock as a defensive tactic against hostile takeover attempts by issuing additional shares under a shareholder rights plan, in a private placement or other transaction that causes substantial dilution to a person or group that attempts to acquire control of the Company through a merger or tender offer on terms or in a manner not approved by the Board of Directors, whether or not the shareholders view the change in control, merger or tender offer as favorable. The Company believes that the authorization of such additional shares of common stock will have no current anti-takeover effect, because no hostile takeover attempts are, to management's or the Board of Director's knowledge, currently threatened.

     The Company has a number of anti-takeover defenses. For example, consistent with the Colorado Business Corporation Act, the Company does not have cumulative voting provisions in either its Bylaws or its Articles of Incorporation. Also, the Board of Directors has the authority to issue up to 5,000,000 shares of preferred stock and to fix the rights, preferences, privileges and restrictions, including voting rights of those shares, without any further vote or action by the Company's shareholders. The rights of the holders of the Company's common stock are subject to and may be adversely affected by the rights of the holders of any preferred stock that the Company may issue in the future. The issuance of preferred stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire a majority of the Company's outstanding voting stock, which would delay, defer or prevent a change in control of the Company. Furthermore, preferred stock may have other rights, including economic rights, senior to common stock.

     Shareholders of the Company have no preemptive right to acquire additional shares of common stock, which means that current shareholders do not have a right to purchase any new issue of shares of common stock in order to maintain their proportionate ownership interests in the Company.

     A copy of the proposed form of the Articles of Amendment to Articles of Incorporation authorizing up to 75,000,000 shares of common stock is attached to this Proxy Statement as Appendix A.

     Required Vote and Board Recommendation
     --------------------------------------

     The affirmative vote of a majority of the shares of the Company's common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal will constitute shareholder ratification and approval of the proposed amendment to the Company's Articles of Incorporation; provided, that at least a majority of the Company's outstanding shares of common stock entitled to vote on this proposal are present in person or represented by proxy at the meeting. As noted above, the Board of Directors has approved the amendment to the Company's Articles of Incorporation.

     THE BOARD OF  DIRECTORS  RECOMMENDS  THAT THE  SHAREHOLDERS  VOTE "FOR" THE
     ---------------------------------------------------------------------------
APPROVAL OF THE  AMENDMENT  OF THE  ARTICLES OF  INCORPORATION  TO INCREASE  THE
--------------------------------------------------------------------------------
AUTHORIZED LEVEL OF ITS COMMON STOCK.
-------------------------------------

                                 Proposal No. 3
                                 --------------

                           APPROVAL OF 2005 STOCK PLAN
                           ---------------------------

     General
     -------

     As described above under the heading "Equity Compensation Plan Information," as of December 31, 2004, the Company had one existing stock option plan (the "Superceded Plan"), which has not been submitted to the shareholders for approval. No options have been granted under the Superceded Plan. Effective as of April 7, 2005, the Company's Board of Directors approved the Company's 2005 Stock Plan (the "2005 Plan"), which supercedes the Superceded Plan, subject to shareholder ratification and approval of the 2005 Plan.

     The 2005 Plan is designed to enable the Company to offer an incentive-based compensation system to the Company's key employees, consultants and non-employee directors. The 2005 Plan provides for the grant of incentive stock options, or ISOs, and nonqualified stock options, or NQOs. Stock purchase rights may also be granted under the Plan.

     Shares Subject to the 2005 Plan
     -------------------------------

     To date, no options to purchase shares of common stock have been issued under the 2005 Plan, and 3,000,000 shares are available for issuance under the 2005 Plan. Based on the average bid and ask price of the Company's common stock on April 8, 2005 of $0.71 per share, as reported by Pink Sheets, LLC, the market value of the 3,000,000 shares was $2,130,000. Any shares of common stock that are subject to an award, but are not used because the terms and conditions of the award are not met, or any shares that are used by participants to pay all or part of the purchase price of any option, may again be used for awards under the 2005 Plan.

     As soon as practicable following shareholder approval of this proposal, the Company intends to register on Form S-8 under the Securities Act of 1933, the issuance of the Company's securities under the 2005 Plan. A copy of the 2005 Plan is attached as Appendix B to this Proxy Statement and is described below.

     Administration
     --------------

     The 2005 Plan is to be administered by the Company's Board of Directors or an appropriate committee of the Company's Board of Directors. It is the intent of the 2005 Plan that it be administered in a manner such that option grants and exercises would be "exempt" under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act").

     The Company's Board of Directors or an appropriate committee is empowered to select those eligible persons to whom options shall be granted under the 2005 Plan, to determine the time or times at which each option or stock purchase right shall be granted, whether options will be ISOs or NQOs, and the number of shares to be subject to each option, and to fix the time and manner in which each such option may be exercised, including the exercise price and option period, and other terms and conditions of such options, all subject to the terms and conditions of the 2005 Plan. The Company's Board of Directors or an appropriate committee has sole discretion to interpret and administer the 2005 Plan, and its decisions regarding the 2005 Plan are final.

     The 2005 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the Company's Board of Directors. Neither the Company's Board of Directors nor any committee may materially impair any outstanding options without the express consent of the optionee or increase the number of shares subject to the 2005 Plan, materially increase the benefits to optionees under the 2005 Plan, materially modify the requirements as to eligibility to participate in the 2005 Plan or alter the method of determining the option exercise price without shareholder approval. No option may be granted under the 2005 Plan after April 7, 2015.

     Option Terms
     ------------

     ISOs granted under the 2005 Plan must have an exercise price of not less than 100% of the fair market value of the common stock on the date the ISO is granted and must be exercised, if at all, within ten years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of the total voting securities of the Company on the date of grant, the exercise price may not be less than 110% of fair market value on the date of grant, and the option period may not exceed five years. NQOs granted under the 2005 Plan must have an exercise price of not less than 85% of the fair market value of the common stock on the date the NQO is granted.

     Options may be exercised during a period of time fixed by the Company's Board of Directors or an appropriate committee, except that no option may be exercised more than ten years after the date of grant. In the discretion of the Company's Board of Directors or an appropriate committee, payment of the purchase price for the shares of stock acquired through the exercise of an option may be made in the manner and for the type of consideration determined by the Company's Board of Directors or an appropriate committee, which may include cash, check, one or more promissory notes, shares of the Company's common stock, consideration received under a cashless exercise program implemented in connection with the 2005 Plan, or any combination of the foregoing.

     Federal Income Tax Consequences
     -------------------------------

     Holders of NQOs do not realize income as a result of a grant of the option, but normally realize compensation income upon exercise of an NQO to the extent that the fair market value of the shares of common stock on the date of exercise of the NQO exceeds the exercise price paid. The Company will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NQO. In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his or her option.

     Holders of ISOs will not be considered to have received taxable income upon either the grant or the exercise of the option. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the option exercise price paid if no disposition of the shares has taken place within either two years from the date of grant of the option or one year from the date of exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the holder of the ISO must include the gain realized as ordinary income to the extent of the lesser of the fair market value of the option stock minus the option price, or the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. The Company will be entitled to a tax deduction in regard to an ISO only to the extent the optionee has ordinary income upon the sale or other disposition of the option shares.

     Upon the exercise of an ISO, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year and two-year periods described above, there should be no "item of tax preference" arising from the option exercise.

     The tax discussion set forth above is included for general information only and is based upon present law. Each holder of options under the 2005 Plan should consult his or her own tax advisor as to the specific tax consequences of the transaction to him or her, including application and effect of federal, state, local and other tax laws and the possible effects of changes in federal or other laws.

     New Plan Benefits
     -----------------

     Because awards under the 2005 Plan are discretionary, no future awards under the 2005 Plan are determinable at this time for employees and consultants.

     Possible Anti-Takeover Effects
     ------------------------------

     Although not intended as an anti-takeover measure by the Board of Directors, one of the possible effects of the 2005 Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of the Company's directors and officers. These persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of the attempt.

     In addition, options may, in the discretion of the Board of Directors or an appropriate committee, contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of the assets of the Company, or other attempted changes in the control of the Company. In the opinion of the Company's Board of Directors, such an acceleration provision merely ensures that optionees under the 2005 Plan will be able to exercise their options as intended by the Company's Board of Directors and shareholders prior to any such extraordinary corporate transaction that might serve to limit or restrict that right. The Company's Board of Directors is, however, presently unaware of any threat of hostile takeover involving the Company.

     Required Vote and Board Recommendation
     --------------------------------------

     The affirmative vote of a majority of the shares of the Company's common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal will constitute shareholder ratification and approval of the 2005 Stock Plan; provided, that at least a majority of the Company's outstanding shares of common stock entitled to vote on this proposal are present in person or represented by proxy at the meeting. As noted above, the Board of Directors has approved the 2005 Stock Plan.

     THE BOARD OF  DIRECTORS  RECOMMENDS  THAT THE  SHAREHOLDERS  VOTE "FOR" THE
     ---------------------------------------------------------------------------
APPROVAL OF THE 2005 STOCK PLAN.
--------------------------------

                                 Proposal No. 4
                                 --------------

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
          -------------------------------------------------------------

     The Audit  Committee  of the Company has  appointed  the firm of Comiskey &
Company, P.C. ("Comiskey & Company") as the Company's independent certified public accountants for the fiscal year ending December 31, 2005, and requests the shareholders to ratify this appointment by the holders of a majority of the shares represented either in person or proxy at the Annual Meeting. Although shareholder approval of the selection of the independent public accountant is not required by law, the Company has determined that it is desirable to request the ratification of the shareholders of the Board of Directors' appointment of Comiskey & Company as the Company's independent public accountant for the year ending December 31, 2005. In the event that the shareholders do not ratify the selection of Comiskey & Company as the Company's independent public accountants, the Board of Directors will consider the selection of another independent public accounting firm.

     A representative of Comiskey & Company is not expected to be present at the annual meeting. Shareholder inquiries of Comiskey & Company during the annual meeting will be noted by the Company and delivered to Comiskey & Company for response.

     Accounting Fees
     ---------------

     The Board of Directors recently adopted a policy to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, which shall be approved by the Audit Committee prior to the completion of the audit. The Board of Directors will consider whether the performance of any service by the Company's independent auditors is compatible with maintaining such auditor's independence. For the fiscal year ended December 31, 2004, the auditing services, permitted non-audit services, fees and a determination of Comiskey & Company's independence, were ratified by the Company's Audit Committee and the full Board of Directors on April 11, 2005.

     The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2004 and December 31, 2003 by the Company's auditors, Comiskey & Company.

                                      Fiscal 2004             Fiscal 2003
                                      -----------             -----------

        Audit Fees(1)                 $   18,431              $   18,039

        Audit-Related Fees(2)         $        0              $        0

        Tax Fees(3)                   $    3,000              $    3,119

        All Other Fees(4)             $        0              $        0

-------------------
(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Comiskey & Company in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." This category includes fees related to due diligence services pertaining to potential business acquisitions/disposition; and consultation regarding accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standard or interpretation by the SEC, FASB or other regulatory or standard-setting bodies as well as general assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act of 2002.

(3) Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance, planning and advice.

(4) All Other Fees consist of fees for products and services other than the services reported above.

     In ratifying the selection Comiskey & Company, the Board of Directors considered Comiskey & Company's qualifications as independent public accountants. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, any issues raised by the most recent quality control review of the firm, as well as its reputations for integrity and competence in the fields of accounting and auditing. The Board of Director's review also included matters required to be considered under the SEC's rules on auditor independence, including the nature and extent of non-audit services, to ensure that the auditor's independence will not be impaired. The Board of Directors has considered and determined that Comiskey & Company's provision of non-audit services to the Company during 2004 is compatible with and did not impair Comiskey & Company's independence.

Required Vote and Board Recommendation
--------------------------------------

     The affirmative vote of a majority of the shares of the Company's common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal will constitute shareholder ratification of the appointment. If shareholder approval of this proposal is not obtained, the Company's Audit Committee may reconsider the Company's appointment of Comiskey & Company as the Company's independent auditors.

     THE BOARD OF  DIRECTORS  RECOMMENDS  THAT THE  SHAREHOLDERS  VOTE "FOR" THE
     ---------------------------------------------------------------------------
RATIFICATION  OF THE  APPOINTMENT  OF  COMISKEY & COMPANY,  P.C. TO SERVE AS THE
--------------------------------------------------------------------------------
COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.
----------------------------------------------------------------------------

                                  ANNUAL REPORT
                                  -------------

     The Company's Annual Report containing audited financial statements for the fiscal year ended December 31, 2004 accompanies this Proxy Statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

                            PROPOSALS OF SHAREHOLDERS
                            -------------------------

     Pursuant to Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders which are intended for inclusion in the Company's proxy statement and proxy and to be presented at the Company's next Annual Meeting must be received by the Company by January 6, 2006 in order to be considered for inclusion in the Company's proxy materials. Such proposals should be addressed to the Company's Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. For all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than March 27, 2006. Each shareholder notice must also comply with certain other requirements set forth in the Company's Bylaws, a copy of which may be obtained by written request delivered to the Company's Secretary.

                                  OTHER MATTERS
                                  -------------

     The Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holder.

     THE COMPANY'S SHAREHOLDERS ARE URGED TO COMPLETE,  SIGN AND RETURN PROMPTLY
     ---------------------------------------------------------------------------
THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------

                                             By Order of the Board of Directors,

                                             RAPTOR NETWORKS TECHNOLOGY, INC.


                                             /s/ Bob van Leyen
                                             Corporate Secretary

Santa Ana, California
May 6, 2005


SHAREHOLDERS MAY OBTAIN FREE OF CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO: INVESTOR RELATIONS, RAPTOR NETWORKS TECHNOLOGY, INC., 1241 E. DYER ROAD, SUITE 150, SANTA ANA, CALIFORNIA 92705 OR CALL 949-623-9305.

                                                                      APPENDIX A
                                                                      ----------


                            ARTICLES OF AMENDMENT TO
                       ARTICLES OF INCORPORATION (PROFIT)
                                       OF
                        RAPTOR NETWORKS TECHNOLOGY, INC.

     Pursuant to Section 7-110-106 and Part 3 of Article 90 of Title 7, Colorado Revised Statutes (C.R.S.), these Articles of Amendment to its Articles of Incorporation are delivered to the Colorado Secretary of State for filing.

     1. The current name of the corporation is: RAPTOR NETWORKS TECHNOLOGY, INC.

     2. The date the following amendments to the Articles of Incorporation was adopted is: June 9, 2005.

     3.   The text of each amendment adopted:

          Stock Class: Common, Authorized Shares: 75,000,000.

     4. This amendment was adopted as follows: The number of shares cast for the amendments by each voting group entitled to vote separately on the amendments was sufficient for approval by that voting group - Adopted by the shareholders.

     5.   Effective date: To be effective upon filing.

     6. The names and mailing address of the individual who cause this document to be delivered for filing and to whom the Secretary of State may deliver notice if filing of this document is refused, are:

          Bob van Leyen
          Chief Financial Officer
          Raptor Networks Technology, Inc.
          1241 East Dyer Road, Suite 150
          Santa Ana, CA 92705

                                             RAPTOR NETWORKS TECHNOLOGY, INC.

                                             By:
                                                --------------------------------
                                                Bob van Leyen, Chief Financial
                                                Officer

                                                                      APPENDIX B
                                                                      ----------

                        Raptor Technology Networks, Inc.

                                 2005 STOCK PLAN


     1.   Purposes of the Plan;  Legal  Compliance.  The  purposes of this Stock
          ----------------------------------------
Plan (the  "Plan") are to attract and retain the best  available  personnel  for
            ----
positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan. It is the intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act. To the extent that any aspect of the Plan or its administration is at any time viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with Incentive Stock Options, the Code, that aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with Rule 16b-3 and the Code. Any Option shall contain any other terms that the Administrator deems necessary to comply with Applicable Laws.

     2.   Definitions. As used herein, the following definitions shall apply:
          -----------

          (a)  "Administrator" means the Board or any of its Committees as shall
                -------------
     be administering the Plan in accordance with Section 4 hereof.

          (b)  "Applicable   Laws"  means  the  requirements   relating  to  the
                -----------------
     administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

          (c)  "Board" means the Board of Directors of the Company.
                -----

          (d)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (e)  "Committee" means a committee of Directors appointed by the Board
                ---------
     in accordance with Section 4 hereof.

          (f)  "Common Stock" means the Common Stock of the Company.
                ------------

          (g)  "Company" means Raptor Technology Networks,  Inc.  ("Raptor"),  a
                -------
     Colorado corporation.

          (h)  "Consultant"  means any person  who is engaged by the  Company or
                ----------
     any Parent or Subsidiary to render consulting or advisory services to such entity.

          (i)  "Director"  means a  member  of the  Board  of  Directors  of the
                --------
     Company.

          (j)  "Disability"  means total and permanent  disability as defined in
                ----------
     Section 22(e)(3) of the Code.

          (k)  "Employee"  means any person,  including  Officers and Directors,
                --------
     employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l)  "Exchange  Act" means the  Securities  Exchange  Act of 1934,  as
                -------------
     amended.

          (m)  "Fair Market Value" means,  as of any date,  the value of  Common
                -----------------
     Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street
                                                                 ---------------
          Journal or such other source as the Administrator deems reliable;
          -------

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (n)  "Incentive  Stock Option" means an Option  intended to qualify as
                -----------------------
     an incentive stock option within the meaning of Section 422 of the Code.

          (o)  "Nonstatutory  Stock  Option"  means an Option  not  intended  to
                ---------------------------
     qualify as an Incentive Stock Option.

          (p)  "Officer"  means a person who is an officer of the Company within
                -------
     the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (q)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (r)  "Option  Agreement"  means  a  written  or  electronic  agreement
                -----------------
     between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (s)  "Option  Exchange  Program" means a program  whereby  outstanding
                -------------------------
     Options are exchanged for Options with a lower exercise price.

          (t)  "Optioned Stock" means the Common Stock subject to an Option or a
                --------------
     Stock Purchase Right.

          (u)  "Optionee"  means the  holder of an  outstanding  Option or Stock
                --------
     Purchase Right granted under the Plan.

          (v)  "Parent" means a "parent  corporation,"  whether now or hereafter
                ------
     existing, as defined in Section 424(e) of the Code.

          (w)  "Plan" means this 2005 Stock Plan.
                ----

          (x)  "Restricted Stock" means shares of Common Stock acquired pursuant
                ----------------
     to a grant of a Stock Purchase Right under Section 11 below.
                                                ----------

          (y)  "Section  16(b)" means Section 16(b) of the  Securities  Exchange
                --------------
     Act of 1934, as amended.

          (z)  "Service Provider" means an Employee, Director or Consultant.
                ----------------

          (aa) "Share"  means  a share  of the  Common  Stock,  as  adjusted  in
                -----
     accordance with Section 12 below.
                     ----------

          (bb) "Stock  Purchase  Right"  means a right to purchase  Common Stock
                ----------------------
     pursuant to Section 11 below.
                 ----------

          (cc) "Subsidiary"  means a  "subsidiary  corporation,"  whether now or
                ----------
     hereafter existing, as defined in Section 424(o) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 12 of
          -------------------------                                ----------
the Plan, Shares which may be subject to Options and issued under the Plan is 3,000,000 Shares.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the Shares of Optioned Stock which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  Administrator.  The Plan shall be  administered by the Board or a
               -------------
     Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

          (b)  Powers of the  Administrator.  Subject to the  provisions  of the
               ----------------------------
     Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

               (i)       to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

               (iii) to determine the number of Shares of Optioned Stock to be covered by each such award granted hereunder;

               (iv)      to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common
                                               ---------------
          Stock;

               (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

               (viii)    to initiate an Option Exchange Program;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

               (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

          (c)  Effect of Administrator's Decision. All decisions, determinations
               ----------------------------------
     and interpretations of the Administrator shall be final and binding on all Optionees.

     5.   Eligibility.
          -----------

          (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

          (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. All Options that are not designated as Incentive Stock Options are intended to be Nonstatutory Stock Options. Notwithstanding designation as Incentive Stock Options, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee (including as a result of acceleration of exercisability under the Plan) during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds the $100,000 rule of Code
     Section 422(d), such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall
                                    ------------
     be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

     6.   Term of Plan. The Plan shall become effective upon its adoption by the
          ------------
Board. It shall continue in effect for a term of ten years unless sooner terminated under Section 14 of the Plan.
                 ----------

     7.   Term of Option.  The term of each Option shall be stated in the Option
          --------------
Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five years from the date of grant or such shorter term as may be provided in the Option Agreement.

     8.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i)       In the case of an Incentive Stock Option:

                    (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii)      In the case of a Nonstatutory Stock Option:

                    (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Service Provider, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (i) cash, (ii) check, (iii) promissory note, (iv) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (vi) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.
          ------------------

          (a)  Procedure  for  Exercise;  Rights as a  Shareholder.  Any  Option
               ---------------------------------------------------
     granted under the Plan shall be exercisable according to the terms of the Plan at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Except in the case of Options granted to Officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five years from the date the Options are granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of
                                                                   ----------
the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Relationship as a Service Provider. If an Optionee
               -------------------------------------------------
     ceases to be a Service  Provider,  such  Optionee  may  exercise his or her

     Option within such period of time as is specified in the Option Agreement (of at least 30 days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. Notwithstanding the foregoing, if the Company terminates its relationship with the Optionee for "cause" or such relationship is terminated by the Optionee in violation of any agreement by the Optionee to remain a Service Provider, the Option shall terminate immediately upon termination of such relationship and the Option shall be deemed to have been forfeited by the Service Provider. For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct that (i) injures or impairs the reputation, goodwill or business of the Company, (ii) involves the misappropriation of funds of the Company, or the misuse of data, information or documents acquired in connection with the Optionee's relationship with the Company as a Service Provider, (iii) is considered a felony under applicable state law, (iv) involves the repeated nonprescription use of any controlled substance (including alcohol) which the Company, after consultation with a physician who has examined the Optionee, determines has rendered the Optionee unfit to serve in the capacity of a Service Provider to the Company, or (v) violates any other directive or policy promulgated by the Company. A termination for "cause" may also include any resignation in anticipation of discharge for "cause" or resignation accepted by the Company in lieu of a formal discharge for "cause."

     Neither the creation of the Plan nor the  granting of  Option(s)  under the
Plan shall be deemed to create a right in an Employee Optionee to continued employment with the Company. Each Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence. Except as specifically provided by the Administrator in any particular case, the loss of existing or potential profit in options granted under the Plan shall not constitute an element of damages in the event of termination of the employment of an Employee even if the termination is in violation of an obligation of the Company to the Employee by contract or otherwise.

          (c)  Disability  of  Optionee.  If an Optionee  ceases to be a Service
               ------------------------
     Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least six months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)  Death of Optionee.  If an Optionee dies while a Service Provider,
               -----------------
     the Option may be exercised within such period of time as is specified in the Option Agreement (of at least six months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)  Repurchase Option. Unless the Administrator determines otherwise,
               -----------------
     the Option Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Optionee's service with the Company for any reason. The purchase price for Shares repurchased pursuant to the Option Agreement shall be the Fair Market Value of the Shares as of the date of termination.

     10.  Non-Transferability  of Options and Stock Purchase Rights.  The Option
          ---------------------------------------------------------
Agreements and Restricted Stock purchase agreements shall provide that the Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Stock Purchase Rights.
          ---------------------

          (a)  Rights to Purchase.  Stock  Purchase  Rights may be issued either
               ------------------
     alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

          (b)  Repurchase Option. Unless the Administrator determines otherwise,
               -----------------
     the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason. The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be, in the case of unvested shares, the original price paid by the purchaser, and in the case of vested shares, the Fair Market Value of the vested shares as of the date of termination of employment. The purchase price may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine. Except with respect to Shares purchased by Officers, Directors and Consultants, the repurchase option shall in no case lapse at a rate of less than 20% per year over five years from the date of purchase.

          (c)  Other Provisions.  The Restricted Stock purchase  agreement shall
               ----------------
     contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)  Rights  as a  Shareholder.  Once  the  Stock  Purchase  Right  is
               -------------------------
     exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the Company or a duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.
                                      ----------

     12.  Adjustments Upon Changes in Capitalization, Merger or Asset Sale.
          ----------------------------------------------------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
     shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option or Stock Purchase Right.

          (b)  Dissolution  or  Liquidation.   In  the  event  of  the  proposed
               ----------------------------
     dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Purchase Right until 15 days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger  or Asset  Sale.  In the event of a  consolidation  of the
               ----------------------
     Company with or the merger of the Company into another corporation (or other business entity), or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall fully vest and the Optionee shall have the immediate right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, unless the Administrator determines otherwise with respect to any Optionee. If an Option or Stock Purchase Right becomes fully vested and exercisable, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of 15 days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

     13.  Time of Granting Options and Stock Purchase Rights.  The date of grant
          --------------------------------------------------
of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     14.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment  and  Termination.  The  Board  may at any time  amend,
               ---------------------------
     alter, suspend or terminate the Plan.

          (b)  Shareholder Approval. The Board shall obtain shareholder approval
               --------------------
     of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)  Effect of Amendment or  Termination.  No  amendment,  alteration,
               -----------------------------------
     suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     15.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a)  Legal  Compliance.  Shares  shall not be issued  pursuant  to the
               -----------------
     exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)  Investment Representations.  As a condition to the exercise of an
               --------------------------
     Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     16.  Inability to Obtain Authority.  The inability of the Company to obtain
          -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17.  Reservation  of  Shares.  The  Company,  during the term of this Plan,
          -----------------------
shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18.  Shareholder  Approval.  The Plan shall be subject to  approval  by the
          ---------------------
shareholders of the Company within 12 months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

     19.  Information to Optionees and Purchasers.  The Company shall provide to
          ---------------------------------------
each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 9, 2005

     The undersigned hereby appoints Thomas M. Wittenschlaeger and Bob van Leyen, and each of them, individually, the attorney, agent and proxy of the undersigned, each with the power to appoint his substitute, to represent and vote, as designated below, all shares of common stock of Raptor Networks Technology, Inc. held of record by the undersigned on April 6, 2005, at the annual meeting of shareholders to be held at the Company's executive offices, 1241 E. Dyer Road, Suite 150, Santa Ana, California 92705 on June 9, 2005, at 8:00 a.m., local time, and at any and all adjournments thereof.


1.   To elect four directors as follows (circle one):


FOR                                                   WITHHOLD AUTHORITY
approval of the election of the nominees              to vote for the nominees
listed below.                                         listed below.

     Thomas M. Wittenschlaeger
     Ken Bramlett
     Larry L. Enterline
     Albert Wong


2. To approve an amendment to the Company's Articles of Incorporation to increase the authorized level of its Common Stock (circle one).

                     FOR           AGAINST           ABSTAIN


3.   To approve the Company's 2005 Stock Plan (circle one).

                     FOR           AGAINST           ABSTAIN


4. To ratify the appointment of Comiskey & Company, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2005 (circle one).

                     FOR           AGAINST           ABSTAIN


5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" all Proposals.

PLEASE  MARK,  SIGN,  DATE AND RETURN  THIS PROXY  PROMPTLY  USING THE  ENCLOSED
--------------------------------------------------------------------------------
ENVELOPE.
---------


                                Dated:                                    , 2005
                                       -----------------------------------
                                Name:
                                      ------------------------------------------
                                Common Shares:
                                               ---------------------------------

                                ------------------------------------------------
                                Signature

                                ------------------------------------------------
                                Signature (if jointly held)

                                Please sign exactly as name appears in the records of Raptor Networks Technology, Inc. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                  End of Filing
                                  -------------